UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2008

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-362 (Commission File Number)	35-0827455 (I.R.S. Employer Identification No.)

400 E. Spring Street Bluffton, IN (Address of principal executive offices)		46714 (Zip Code)

Registrant’s telephone number, including area code: (260) 824-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On July 25, 2008, the Board of Directors of Franklin Electric Co., Inc. (the “Company”) adopted an amendment to Section 3.1 of the Company’s By-Laws.  A copy of the By-Laws of the Company, as amended, is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Section 3.1 of the By-Laws previously provided that the Board of Directors “shall consist of no more than eleven and no fewer than three members, the actual number to be set by the Board by resolution.”  The amendment to Section 3.1 of the By-Laws sets the number of members of the Board of Directors at seven.

The amendment took effect upon adoption by the Board of Directors.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

3.1	By-Laws, as amended through July 25, 2008.
3.2	Amendment to By-Laws, effective July 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC. (Registrant)
Date: July 29, 2008	By /s/ John J. Haines John J. Haines, Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	By-Laws, as amended through July 25, 2008.
3.2	Amendment to By-Laws, effective July 25, 2008.